UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 28, 2004

                         COMMISSION FILE NO.:  000-32885

                                    XA, INC.
                          -----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               NEVADA                                 88-0471263
     ----------------------------          --------------------------------
     (STATE OR OTHER JURISDICTION          (IRS EMPLOYER IDENTIFICATION NO.)
      OF INCORPORATION)

         875 NORTH MICHIGAN AVENUE, SUITE 2626, CHICAGO, ILLINOIS 60611
                 -----------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (312) 397-9100
                                 --------------

This Amended Form 8-K is being filed by the Registrant to include audited financial statements of Musters & Company, Inc., clarify the Registrant's timing and treatment of the Musters & Company, Inc. Asset Acquisition, to add the Asset Acquisition as an Exhibit to this Amended Form 8-K, and to include as an Exhibit, the Registrant's Waiver Agreement with the holders of the Company's Convertible Notes in connection with the re-pricing of the Company's Convertible Notes.

ITEM 1.01  ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

     On December 29, 2004, XA, Inc.'s (the "Company's") Board of Directors approved the Company's entry into an Asset Acquisition Agreement to purchase substantially all of the assets of Musters & Company, Inc. ("Musters"), an event planning and decor company, in exchange for 150,000 post reverse-split, restricted and unregistered shares of the Company's Common Stock and the assumption of the leases of Musters. The Asset Acquisition Agreement was signed on January 3, 2005 and made effective as of January 1, 2005, however, the Company included the Asset Acquisition in the Company's audited financial statements for the year ended December 31, 2004.

The details of the transaction are set forth below under the heading "Item 2.01, Completion of Acquisition or Disposition of Assets."

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     Effective January 1, 2005, the Company entered into an Asset Acquisition Agreement to purchase substantially all of the assets of Musters, in exchange for 150,000 post reverse-split, restricted and unregistered shares of the Company's Common Stock and the assumption of the leases of Musters. Included in the assets purchased by the Company were copyrights, contract rights, customer lists, goodwill, leasehold improvements, leases, permits, fixed assets, software, trademarks, trade names, trade secrets, internet domains, and phone numbers. Excluded from the sale of assets were accounts receivable, insurance policies, claims for tax refunds, employee benefit plans (or interests therein) and all real estate (excluding leasehold improvements) either held by Musters or an affiliated entity. Musters' operations are located in the floral district in New York. The Asset Acquisition Agreement was approved by the Company's Board of Directors on December 29, 2004 and included in the Company's audited financial statements for the year ended December 31, 2004.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

     On December 28, 2004, the Company's Board of Directors approved the issuance of Three (3) shares of Series A Preferred Stock, One (1) each to Frank Goldstin, Jean Wilson, and Joseph Wagner for services rendered in a transaction that was not be registered under the Securities Act of 1933. The Company claims an exemption from registration afforded by Section 4(2) of the Act since the foregoing issuances did not involve a public offering, the recipients had access to information that would be included in a registration statement, took the shares for investment and no resale and the Company took appropriate measures to restrict transfer.

ITEM  3.03  MATERIAL  MODIFICATION  TO  RIGHTS  OF  SECURITY  HOLDERS.

     On December 28, 2004, the Company's Board of Directors unanimously agreed by a written consent to action with out a meeting, to adopt a Certificate of Designations for the creation of Series A preferred stock ("Series A Preferred Stock").

     The Series A Preferred Stock has a par value of $.001 per share. The Series A Preferred Stock consists of three shares, each having no dividend rights, no liquidation preference, and no conversion or redemption rights. However, the three shares of Series A Preferred Stock have the right, voting in aggregate, to vote on all shareholder matters equal to fifty-one percent (51%) of the total vote. For example, if there are 10,000,000 shares of the Company's common stock issued and outstanding at the time of a shareholder vote, the holders of Series A Preferred Stock, voting separately as a class, will have the right to vote an aggregate of 10,400,000 shares, out of a total number of 20,400,000 shares voting.

     Additionally, the Company shall not adopt any amendments to the Company's Bylaws, Articles of Incorporation, as amended, make any changes to the Certificate of Designations, or effect any reclassification of the Series A Preferred Stock, without the affirmative vote of at least 66-2/3% of the outstanding shares of Series A Preferred Stock. However, the Company may, by any means authorized by law and without any vote of the holders of shares of Series A Preferred Stock, make technical, corrective, administrative or similar changes to the Certificate of Designations that do not, individually or in the aggregate, adversely affect the rights or preferences of the holders of shares of Series A Preferred Stock.

ITEM 8.01 OTHER EVENTS.

     The Company previously reported, under the heading "Item 5, Other Information" in Part II of its Form 10-QSB for the period ended March 31, 2004, that was filed with the Commission on May 17, 2004, that it had executed a letter of intent to acquire N5R, a national digital marketing company based in Toronto, Ontario. The Company has chosen not to complete the acquisition of N5R.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  Financial  Statements  of Musters & Company, Inc.

Pollard-Kelley Auditing Services, Inc.
Auditing Services
3250 West Market St, Suite 307, Fairlawn, OH 44333 330-864-2265

             Report of Independent Registered Public Accounting Firm
             -------------------------------------------------------

Board  of  Directors
XA,  Inc.  and  Subsidiary

RE:  Musters  and  Company, Incorporated

We have audited the accompanying balance sheets of Musters and Company, Incorporated as of December 31, 2004 and 2003, and the related statements of income, changes in stockholders' equity, and cash flows for each of the two years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conduct our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Asset Acquisition Agreement the Company entered into on December 29, 2004 calls for the Company to liquidate its remaining assets and any other assets that continue to be in the Company's possession and dissolve its status as a corporation. The financial statements are prepared on the assumption that the Company will continue as a going concern. The affects of its required liquidation have not been taken into consideration in the preparation of the accompanying financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2004 and 2003, and the results of its operations and it cash flows for each of the two years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting standards.

Pollard-Kelley  Auditing  Services,  Inc.

/S/  Pollard-Kelley  Auditing  Services,  Inc.

Fairlawn,  Ohio
January  26,  2005


Musters and Company, Incorporated
BALANCE SHEETS
December 31, 2004 and 2003
                                           2004       2003
                                        ---------  ----------
                  ASSETS
Current Assets
  Cash                                  $  5,664   $   4,596
  Accounts receivable                    282,874     270,493
  Prepaid expenses                         8,337      19,225
  Investments                            337,500           -
                                        ---------  ----------
       Total Current Assets              634,375     294,314
Fixed Assets
  Equipment                                    -     104,608
  Furniture and fixtures                       -       6,302
  Leasehold improvements                       -      25,054
                                        ---------  ----------
                                               -     135,964
  Less accumulated depreciation                -    (110,673)
                                        ---------  ----------
                                               -      25,291
                                        ---------  ----------

                                        $634,375   $ 319,605
                                        =========  ==========

  LIABILITIES AND STOCKHOLDER'S EQUITY
Current Liabilities
  Bank overdrafts                       $ 70,001   $       -
  Line of Credit                          96,699      94,270
  Accounts payable                       300,253     124,663
  Accrued payroll                              -      10,846
  Withheld and accrued taxes              85,439      24,977
  Loans from officers                    106,138      39,040
                                        ---------  ----------
       Total Current Liabilities         658,530     293,796

Stockholder's Equity
  Common stock                               200         200
  Additional paid in capital               9,000       9,000
  Retained income                        (33,355)     16,609
                                        ---------  ----------
                                         (24,155)     25,809
                                        ---------  ----------
                                        $634,375   $ 319,605
                                        =========  ==========

See accompanying notes to financial statements.


Musters and Company, Incorporated
INCOME STATEMENT
For the Years Ended December 31, 2004 and 2003

                                              2004        2003
                                          -----------  -----------
Revenues
  Sales                                   $2,623,191   $2,738,381

Cost of goods sold
  Direct production costs                  2,014,444    1,686,968
                                          -----------  -----------

Gross profit                                 608,747    1,051,413

Administrative expense
  Administrative                             988,047    1,138,338
                                          -----------  -----------

Income from operations                      (379,300)     (86,925)

Other income and expenses
  Other income                                12,294       13,846
  Other expenses                              (3,862)      (1,734)
                                          -----------  -----------
                                               8,432       12,112
                                          -----------  -----------
(Loss) before taxes                         (370,868)     (74,813)

Tax provisions
  Tax provisions                                   -            -
                                          -----------  -----------
(Loss) before extraordinary item            (370,868)     (74,813)

Extraordinary item
  Sale of fixed and intangible assets -
    net of taxes - $0                        320,904            -
                                          -----------  -----------

Net (Loss)                                $  (49,964)  $  (74,813)
                                          ===========  ===========

See accompanying notes to financial statements.


Musters and Company, Incorporated
STATEMENT OF STOCKHOLDER'S EQUITY
For the Years Ended December 31, 2004 and 2003
                                                                Additional
                                Common Stock --------------      Paid-in       Retained
                                   Shares         Amount         Capital       Earnings       Total
                                ------------    -----------    -----------    ----------    ----------
Balance January 1, 2003                  200           $200         $9,000      $ 91,422      $100,622
  Net (loss)                               -              -              -       (74,813)      (74,813)
                                ------------    -----------    -----------    ----------    ----------
Balance December 31, 2003                200            200          9,000        16,609        25,809
  Net (loss)                               -              -              -       (49,964)      (49,964)
                                ------------    -----------    -----------    ----------    ----------
Balance December 31, 2004                200           $200         $9,000      $(33,355)     $(24,155)
                                ============    ===========     ==========    ===========   ==========

See accompanying notes to financial statements.


Musters and Company, Incorporated
STATEMENT OF CASH FLOWS
For the Years Ended December 31, 2004 and 2003
                                                                      2004              2003
                                                                 --------------    --------------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net  loss                                                   $      (49,964)   $     (74,813)
     Adjustments to reconcile net earnings to net
       cash provided (used) by operating activities:
          Depreciation                                                   10,551            42,859
          Gain  on  sale  of  fixed  and  intangible  assets           (320,904)                -
       Changes in Current assets and liabilities:
          (Increase)  Decrease  in  Accounts  receivable                (12,381)          (8,693)
          (Increase)  in  Prepaid  expenses                              10,888             9,289
          Increase  in  Accounts  payable                               173,734            94,492
          (Decrease)  Increase  in  Accrued  payroll                    (10,846)            5,609
          (Decrease)  in  Withheld  and  accrued  taxes                  60,462             2,934
                                                                 --------------    --------------
          NET  CASH  PROVIDED  (USED)  BY
               OPERATING  ACTIVITIES                                   (138,460)           71,677

CASH FLOWS FROM INVESTING ACTIVITIES
          Proceeds from sale of fixed and intangible
               assets                                                   337,500                 -
          Increase  in  investments                                    (337,500)                -
          Purchase  of  Fixed  assets                                         -           (57,961)
                                                                 --------------    --------------
          NET CASH (USED) BY INVESTING
                ACTIVITIES                                                    -           (57,961)

CASH FLOWS FROM FINANCING ACTIVITIES
     Borrowings  (Payments)  on  Line  of  Credit                         2,429            (3,437)
     Borrowings  (Payments)  on  Loans  from  officers                   67,098           (15,708)
     Increase  in  Discounts  on  Convertible  Notes                          -                 -
                                                                 --------------    --------------
          NET  CASH  USED  BY
               FINANCING  ACTIVITIES                                     69,527           (19,145)
                                                                 --------------    --------------

NET INCREASE (DECREASE) IN CASH                                         (68,933)           (5,429)

CASH AT BEGINNING OF PERIOD                                               4,596            10,025
                                                                 --------------    --------------
CASH AT END OF PERIOD                                            $      (64,337)   $        4,596
                                                                 ==============    ==============

See accompanying notes to financial statements.

                        MUSTERS AND COMPANY, INCORPORATED

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2004

NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
----------------------------------------------------------

HISTORY
-------

The Company was incorporated on January 14, 1998 as Musters and Company, Incorporated in New York State.

The Company entered into an Asset Acquisition Agreement which was effective on January 1, 2005, selling all its copyrights, contract rights, customer lists, goodwill, leasehold improvements, leases, permits, fixed assets, software, trademarks, trade names, trade secrets, internet domains and phone numbers for 150,000 shares of XA, Inc.'s unregistered common stock valued at $337,500. The net book value of the assets sold was $16,596.

The Company is a comprehensive event marketing, design and production firm with offices in New York City.

CASH  AND  CASH  EQUIVALENTS
----------------------------

For purposes of the statement of cash flows, the Company considers all short-term debt securities to be cash equivalents.

Cash  paid  during  the  years  for:

                                        2004     2003
                                        ----     ----
     Interest                         $9,007   $1,665
     Income  taxes                    $  -0-   $  -0-

PROPERTY  AND  EQUIPMENT
------------------------

Property and equipment are carried at cost. Maintenance, repairs and renewals are expensed as incurred. Depreciation of property and equipment is provided for on 200% declining balance basis over their estimated useful lives as follows:

     Equipment                         3-5  years
     Furniture  and  fixtures          5  years
     Leaseholds                        3  years

                        MUSTERS AND COMPANY, INCORPORATED

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2004

NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  -  CONTINUED
------------------------------------------------------------------------

INCOME  TAXES
-------------

The Company has a Net - operating loss carry forward for federal tax purposes at December 31, 2004 of approximately $55,000.

USE  OF  ESTIMATES
------------------

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

CONCENTRATION  OF  CREDIT  RISKS
--------------------------------

During 2004 and 2003, the Company had deposits in banks in excess of the FDIC insurance limit.

NOTE  2  -  DISPOSAL  OF  ASSETS
--------------------------------

Effective January 1, 20005 the Company entered into an Asset Acquisition Agreement with XA, Inc. a publicly traded comprehensive event marketing, design and production firm with full service offices in Chicago, New York, and Los Angeles. The agreement sells all of the Company's copyrights, contract rights, customer lists, goodwill, leasehold improvements, leases, permits, fixed assets, software, trademarks, trade names, trade secrets, internet domains and phone numbers for 150,000 shares of XA, Inc.'s unregistered common stock valued at $337,500. The net book value of the assets sold was $16,596 comprising the fixed assets and leasehold improvements sold.

The Company realized an Extraordinary gain on this sale of $320,904. This transaction was recorded on its signing date of December 29, 2004.

NOTE  3  -  INVESTMENTS
-----------------------

Investments at December 31, 2004 represent 150,000 unregistered common shares of XA, Inc. The shares were received in the asset sale dated December 31, 2004 and are recorded at their market value at year end.

                        MUSTERS AND COMPANY, INCORPORATED

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2004

NOTE  4  -  LINE  OF  CREDIT
----------------------------

On July 6, 2000, the Company entered into a line of credit agreement with a bank. The agreement calls for interest at the bank's prime lending rate plus 1%. The note was renewed when due on July 6, 2003 and is now due July 6, 2006. The note has an acceleration clause that causes it to be immediately due upon the liquidation of assets or dissolution of the Company. The balance outstanding under this agreement at December, 2004 and 2003 was $96,699 and $94,270 respectively.

NOTE  5  -  EQUITY
------------------

COMMON  STOCK
-------------

The Company had 200 shares of no par value common stock authorized and outstanding at December, 2004 and 2003.

NOTE  6  -  COMMITMENTS
-----------------------

On March 4, 2003 the Company entered into a three-year sub-lease agreement for office space in New York City. The lease terminates March 31, 2006. Lease payments are on a sliding scale as follows:

                 Period                      Monthly  Rent
                 Year  1                        $4,388
                 Year  2                        $4,519
                 Year  3                        $4,655

The monthly amounts are increased by approximately $1,150 a month for utilities and common area costs.

On October 16, 2002 the Company entered into a five-year lease agreement for equipment. The lease terminates October 15, 2007. Lease payments are $410 a month.

Future  minimum  payments  due  under  these  lease  agreements  are as follows:

          2005                             $74,319
          2006                             $28,268
          2007                             $ 3,690

                        MUSTERS AND COMPANY, INCORPORATED

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2004

NOTE  7  -  GOING  CONCERN
--------------------------

The Asset Acquisition Agreement the Company entered into effective January 1, 2005 calls for the Company to liquidate its remaining assets and any other assets that continue to be in the Company's possession and dissolve its status as a corporation.

The financial statements are prepared on the assumption that the Company will continue as a going concern. The affects of its required liquidation have not been taken into consideration in the preparation of the accompanying financial statements.

     (b)  Pro  Forma  Financial  Information*

XA,  Inc  and  Subsidiary
Pro  Forma  Footnotes
The accompanying pro forma Balance Sheet as of December 31, 2004 and Statements of Operations for the years ended December 31, 2004, and 2003 are presented as if the acquisition of Musters and Company Incorporated's fixed and intangible assets occurred as of January 1, 2003. The pro forma Balance sheets show the details of the acquisition and their effect on the balance sheet of XA at December 31, 2004.

The pro forma financial information is not necessarily indicative of what the Registrant's consolidated results of operations actually would have been had the acquisition been completed as of January 1, 2003. Additionally, the unaudited pro forma financial information does not attempt to project the future results of operations of the Registrant combined with the Muster and Company
Incorporated business. In the opinion of management, all significant adjustments necessary to reflect the effects of the acquisition have been made.

PRO  FORMA  BALANCE  SHEET


XA, Inc. and Subsidiaries
Pro Forma Consolidated Balance Sheet
December 31, 2004

                                                  Historical

                                                        Musters &
                                              XA,        Company
                                              Inc.     Acquisition    Adjustments     Combined
                                         ------------  -----------   -------------  ------------
                                          (Audited)   (Audited)
                ASSETS
Current Assets
  Cash                                   $ 1,037,117   $        -    $          -  $  1,037,117
  Accounts receivable                        459,029            -               -       459,029
  Work in process at cost                    186,606            -               -       186,606
  Prepaid expenses                             2,734            -               -         2,734
  Prepaid employment contract                 89,324            -               -        89,324
  Officer's loans receivable                       -            -               -             -
                                         ------------  -----------   -------------  ------------
       Total Current Assets                1,774,810            -               -     1,774,810
Fixed Assets
  Equipment                                  159,502        6,961               -       166,463
  Furniture and fixtures                      42,175       20,186               -        62,361
  Leasehold improvements                      20,549            -               -        20,549
                                         ------------  -----------   -------------  ------------
                                             222,226       27,147               -       249,373
  Less accumulated depreciation             (124,933)           -               -      (124,933)
                                         ------------  -----------   -------------  ------------
                                              97,293       27,147               -       124,440
Other Assets
  Discount on Convertible Notes Payable      310,574            -               -       310,574
  Deferred taxes                             525,000            -               -       525,000
  Prepaid employment bonus                   162,291            -               -       162,291
  Deposits                                    38,180            -               -        38,180
  Goodwill                                   497,881      310,353               -       808,234
                                         ------------  -----------   -------------  ------------
                                           1,533,926      310,353               -    1 ,844,279
                                         ------------  -----------   -------------  ------------
                                         $ 3,406,029   $  337,500    $          -   $ 3,743,529
                                         ============  ===========   =============  ============
  LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
  Accounts payable                       $   246,126   $        -   $           -   $   246,126
  Accrued payroll                             17,798            -               -        17,798
  Withheld and accrued taxes                   4,206            -               -         4,206
  Unearned revenues                          569,686            -               -       569,686
  Line of credit                                   -            -               -             -
  Current portion of long term debt                -            -               -             -
                                         ------------  -----------   -------------  ------------
       Total Current Liabilities             837,816            -    -          -       837,816
Long-term Debt
  Note payable                             2,032,500            -               -     2,032,500
Stockholders' Equity
  Series A preferred stock                         -            -               -             -
  Common stock                                 3,366          150               -         3,516
  Additional paid in capital               1,833,182      337,350               -     2,170,532
  Retained income                         (1,300,835)           -               -    (1,300,835)
                                         ------------  -----------   -------------  ------------
                                             535,713      337,500               -       873,213
                                         ------------  -----------   -------------  ------------
                                         $ 3,406,029   $  337,500    $          -   $ 3,743,529
                                         ============  ===========   =============  ============

See accompanying notes to the pro forma financial statements.

PRO  FORMA  STATEMENTS  OF  OPERATIONS  YEAR ENDED DECEMBER 31,  2004


XA, Inc. and Subsidiaries
Pro Forma Statement of Income
For the Year ended December 31, 2004

                                                  Historical

                                                         Musters &
                                               XA,       Company
                                               Inc.     Acquisition   Adjustments    Combined
                                          ------------  -----------   -----------  ------------
Revenues
  Sales                                   $ 8,544,659   $2,623,191    $        -   $11,167,850

Cost of goods sold
  Direct production costs                   6,206,254    2,014,444             -     8,220,698
                                          ------------  -----------   -----------  ------------

Gross profit                                2,338,405      608,747             -     2,947,152

Administrative expense
  Administrative                            3,718,794      988,047             -     4,706,841
                                          ------------  -----------   -----------  ------------

Income from operations                     (1,380,389)    (379,300)            -    (1,759,689)

Other income and expenses
  Other income                                 41,865       12,294             -        54,159
  Other expenses                              (24,493)      (3,862)            -       (28,355)
                                          ------------  -----------   -----------  ------------
                                               17,372        8,432             -        25,804
                                          ------------  -----------   -----------  ------------
(Loss) before taxes                        (1,363,017)    (370,868)            -    (1,733,885)

Tax provisions
  Tax provisions                              525,000            -             -       525,000
                                          ------------  -----------   -----------  ------------
(Loss) before extraordinary item             (838,017)    (370,868)            -    (1,208,885)

Extraordinary item
  Sale of fixed and intangible assets -
    net of taxes - $0                               -      320,904             -       320,904
                                          ------------  -----------   -----------  ------------

Net (Loss)                                $  (838,017)  $  (49,964)   $        -   $  (887,981)
                                          ============  ===========   ===========  ============

See accompanying notes to the pro forma financial statements.

PRO  FORMA  STATEMENTS  OF  OPERATIONS  FOR  YEAR  ENDED  DECEMBER  31,  2003


XA, Inc. and Subsidiaries
Pro Forma Statement of Income
For the Year ended December 31, 2003

                                  Historical

                                          Musters &
                                 XA,       Company
                                Inc.     Acquisition   Adjustments    Combined
                           ------------  -----------   -----------  ------------
Revenues
  Sales                     $5,468,895   $2,738,381    $        -    $8,207,276

Cost of goods sold
  Direct production costs    3,388,816    1,686,968             -     5,075,784
                           ------------  -----------   -----------  ------------

Gross profit                 2,080,079    1,051,413             -     3,131,492

Administrative expense
  Administrative             2,024,362    1,138,338             -     3,162,700
                           ------------  -----------   -----------  ------------

Income from operations          55,717      (86,925)            -       (31,208)

Other income and expenses
  Other income                     750       13,846             -        14,596
  Other expenses               (42,183)      (1,734)            -       (43,917)
                           ------------  -----------   -----------  ------------
                               (41,433)      12,112             -       (29,321)
                           ------------  -----------   -----------  ------------
(Loss) before taxes             14,284      (74,813)            -       (60,529)

Tax provisions
  Tax provisions                     -            -             -             -
                           ------------  -----------   -----------  ------------

Net (Loss)                  $   14,284   $  (74,813)   $        -   $   (60,529)
                           ============  ===========   ===========  ============

See accompanying notes to the pro forma financial statements.

     (c)   Exhibits:

     3.1  Certificate of Designations for Series A Preferred Stock (1)

     10.1 Asset Acquisition Agreement with Musters & Company, Inc.*

     10.2 Waiver Agreement*

(1) Attached as Exhibit 3.1 to the Company's Form 8-K filed with the Securities and Exchange Commission on January 5, 2005, and incorporated herein by reference.

* Provided herein.

                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XA, Inc.

March 11, 2005

/s/ Joseph Wagner
-------------------------
Joseph Wagner
Chief Executive Officer